UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 24, 2002(June 24, 2002)

AMERICAN TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24248	87-0361799
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Empl. Ident. No.)

13114 Evening Creek Drive South, San Diego, California	92128
(Address of principal executive offices)	(Zip Code)

(858) 679-2114

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

Reference is made to the attached two press releases issued to the public by the Registrant on June 24, 2002. See the text of the press releases for a description of the events reported pursuant to this Form 8-K and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

99.1    Press Release dated June 24, 2002.

99.2    Press Release dated June 24, 2002.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TECHNOLOGY CORPORATION

By:	/s/ ELWOOD G. NORRIS
Elwood G. Norris Chief Executive Officer
Date: June 24, 2002